Craig Streem Vice President, Investor Relations January 29, 2009 Welcome Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are
intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s
Form 8-K filed on December 18, 2008 and the Company’s Form10-K for the year ended November 30,
2008, which is on file with the SEC and available on the Company’s website at www.discover.com.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note
Regarding Forward-Looking Statements," "Risk Factors," "Business – Competition," "Business –
Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and
Results of Operations" in the Company’s Annual Report on Form 10-K for the year ended November
30, 2008, which is on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
,
Cashback Bonus
®
, Discover
®
Network and Diners Club International
®
. All other trademarks, trade
names and service marks included in this presentation are the property of their respective owners.

David Nelms Chairman & Chief Executive Officer January 29, 2009 Financial Community Briefing

DISCOVER
FINANCIAL SERVICES

DISCOVER
CARD

DISCOVER
NETWORK

pulse

DISCOVER
BANK

Diners Club International

Company Overview
(1)
•
Leading cash rewards program
•
6
th
largest U.S. issuer
•
Over $49Bn in managed
receivables
•
$106Bn volume
•
4,500+ issuers
•
$29Bn deposit base
•
$1.3Bn personal and student
loans
•
$102Bn volume
•
30+ issuers
Note(s):
1. All data, including $ volumes, as of November 30, 2008
2. Includes volume prior to acquisition
•
$31Bn volume
(2)
•
49 licensees
•
185 countries/territories

Financial
• Diluted EPS from continuing operations grew 9% to $2.20
• Credit card sales volume of $92Bn; total loans of $51Bn, up 6%
• Managed net charge-off rate of 5.0%
• Total volume on our networks of $221Bn, up 19%
• Grew deposits by 15% to $29Bn
• Continued to build liquidity and capital; tangible equity of $11.37 per share
• Settled Visa/MasterCard litigation for $2.75Bn
Strategic
• Sale of $4Bn UK issuing business
• Acquisition of Diners Club; platform for global acceptance
• Bank holding company/TARP CPP
2008 Highlights

Manage conservatively in a challenging environment
• Superior credit performance vs. competitors
• Conservative loan growth
• Increase net interest margin and revenues
• Reduce expenses
• Focus on capital/liquidity/funding
Build for the future
• Embrace new Fed rules
• Grow direct-to-consumer deposit business
• Leverage Discover brand and leading Rewards program
• Increase acceptance to drive higher sales
• Grow and integrate Diners Club/PULSE/Discover networks
Performance Priorities

Broaden consumer relationships
Build global network
Further strengthen foundation
Acceptance
DFS
Volume
• Discover Card
• Third-Party
• US
acceptance
• Diners Club
• PULSE
Discover’s Strategy
DFS
Financial wallet share
Card wallet share
• Brand preference
• Products/features
• Customer experience
• Prime lending
• Deposits
People/
culture
Expense
base
Funding/
capital

Today’s Agenda
Jim Panzarino
SENIOR VICE PRESIDENT, CHIEF CREDIT RISK OFFICER
Roy Guthrie
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER
Harit Talwar
EXECUTIVE VICE PRESIDENT, CARD PROGRAMS &
CHIEF MARKETING OFFICER
Roger Hochschild
PRESIDENT & CHIEF OPERATING OFFICER
Diane Offereins
EXECUTIVE VICE PRESIDENT, PAYMENT SERVICES
Payments
U.S. Card
Business Segment Strategies
Credit Risk Management
Financial Review
Closing Thoughts and Q&A
David Nelms
CHAIRMAN & CHIEF EXECUTIVE OFFICER

Financial Review Roy Guthrie Executive Vice President, Chief Financial Officer January 29, 2009

10 Financial Focus • Earnings • Funding • Capital

Financial Performance
(1)
Note(s):
1. Continuing operations on a managed basis
2. Includes $862.5 million related to payment received from MasterCard as payment in full of its portion of the Visa and MasterCard antitrust litigation settlement
3. As a percent of average total loans - managed
(MM) $ $ $ bps
(3)
Net Interest Income $4,189 $3,638 $551 80
Other Income 2,090 2,220 (130) (47)
Visa/MasterCard Settlement
(2)
863 - 863 176
Revenue Net of Interest Expense 7,142 5,857 1,285 209
Total Provision for Loan Losses 3,069 1,853 (1,215) (231)
Total Expense 2,416 2,478 62 35
Pretax Income 1,658 1,526 132 13
Net Income $1,063 $964 $99 11
Diluted EPS from Continuing Operations $2.20 $2.01 $0.19 90
2008 2007 2008 vs. 2007 B/(W)

Net Interest Margin
• Level yield reflects impact of declining Prime offset by marketing actions
• Net interest margin improvement driven by improving cost of funds
8.56% 7.76%
12.65%
4.09%
5.08%
12.84%
+80 bps
Note(s):
1. Interest expense less investment income as a percent of average managed receivables
0
2
4
6

14
4Q07 4Q08
Prime Managed Interest Yield Cost of Funding
(1)
%

Other Income
Visa/MasterCard Antitrust Settlement Proceeds
(MM)
Note(s):
1. Payments from Visa will be up to these amounts, which are contingent upon Discover achieving certain financial measures
2. We entered into an agreement with Morgan Stanley at the time of our spin-off to give us sole control over the prosecution and settlement of the Visa/MasterCard antitrust litigation and to determine how proceeds from the litigation would be shared.  We have notified Morgan Stanley that it breached the agreement and the amount due to Morgan Stanley, if any, is a matter of dispute.  The dispute is a subject of litigation between the parties.
2008
4Q 1Q 2Q 3Q 4Q Total
MasterCard $863
Visa
(1)
$472 $472 $472 $472 $1,888
After Tax 535 293 293 293 293 1,170
Minimum Residual Capital Impact (2) $62 $293 $235 $146 $146 $820
2009

Loan Loss Provisions
Total Provision Change (MM)
$2.6Bn in
ABS mat.
Loss Guidance Update
• 1Q09 managed charge-off rate
anticipated in mid-6% range
• 2Q09 managed charge-off rate
anticipated above 7%
• 1Q09 expect continued reserve
build due to credit conditions
• On-balance sheet loans expected to
grow due to maturing ABS
5.48%
3.85%
+382bps
• Total provision increased to 8.77% of
managed receivables in 4Q08 from
4.95% in 4Q07
454
691
130
300
115
$584
$1,106
4Q07 4Q08
Net Charge-offs Reserve Build ABS Maturities

Expense Management
Non-interest Expense as a % of Loans
(1)
5.56%
5.28%
4.93%
2006 2007 2008
Note(s):
1. Managed basis
• Refine account acquisition strategy
and reduce marketing spend
• Optimize customer service
– Migrate activities to lower
cost channels
– Increase on-line customer base
• Continued focus on discretionary
spend, e.g., professional services
• Headcount management
Expenses reduced in 2008 and will
be driven further down in 2009:
Initiatives

Managed Balance Sheet
(Bn) 2008 2007
Assets
Cash and Cash Equivalents
$10.2 $8.1
Loan Receivables, Net
49.7 47.4
Other Assets
5.7 10.3
Total Assets
$65.6 $65.8
Liabilities and Equity
Asset-Backed Securitization
$25.7 $27.0
Deposits
28.5 24.7
Other Liabilities
5.5 8.5
Total Liabilities
59.7 60.2
Total Equity
5.9 5.6
Total Liabilities and Equity
$65.6 $65.8

Funding Environment
0
1
2
3
4
5
6%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
1-Month LIBOR Fed Funds Target Rate
1 Month Libor (1ML) and Fed Funds Target Rate
• 1ML to Fed Funds Target rate gap has improved
• ABS market still effectively closed
• Term Asset-Backed Securities Loan Facility (TALF) expected to begin in
February

0
1
2
3
4
5%
3Q08 4Q08
Discover Direct-to-Consumer 3 Year Posted Rate Fed Funds Target
Deposit Funding Environment
• Insured deposit markets remain robust
• Deposit rates have lagged market rates, but have made
substantial moves in the last 45 days
2.72%
3.52%
2.97%

5.1
8.3
9.4
2.4
1.9
1.5
2.5
2.5
2.4
5.2
$18.5
$10.0
$12.7
Jun-07 4Q07 4Q08
Cash Liquidity Conduit Open Capacity
Committed Credit Facility Fed Discount Window
Maturities and Liquidity
Cash and Contingent Liquidity (Bn)
Maturities (Bn)
Note(s):
1. Includes conduit issuance and maturities
•
‘08 issuance of $22Bn, including $16Bn of CDs
(‘07 issuance of $27Bn, including $18Bn of CDs)
7.7
5.1
10.3
9.9
7.7
7.9
$17.6
$12.8
$18.2
2008 2009 2010
ABS CDs
(1)

$5.3
$5.5
$1.2
4Q07 4Q08
Capital Management
Capital Management
Pro forma 2008
DFS Tangible Capital (Bn)
• Long-term ratings at Discover Bank
–
Fitch BBB
–
Moody’s Baa2; negative outlook
–
S&P BBB
• Discover Bank remains
well capitalized
(3)
– Total capital ratio 12.9%
– Tier 1 capital ratio  11.5%
• Preliminary approval to receive $1.2Bn
under TARP CPP; expected to support
on-balance sheet growth
TARP
CPP
(1)
Note(s):
1. Receipt of CPP funds subject to U.S. Treasury final approval and closing conditions
2. As originally reported
3. As of November 30, 2008
TE/MR =
10.2%
(2)
TE/MR =
11.0%

21 $46.0 $44.4 $45.8 $48.2 $51.1 $18.9 $20.6 $20.8 $20.8 $25.2 2004 2005 2006 2007 2008 Owned Loans Managed Loans Prudent Loan Growth Owned vs. Managed Loans (Bn)

Credit Risk Management James Panzarino Senior Vice President, Chief Credit Risk Officer January 29, 2009

•
The external environment has worsened significantly since last year
– Severe stress in labor markets
– Low consumer and business confidence
– Rising industry delinquency and bankruptcy
•
DFS has maintained a competitive advantage in
credit risk management
– Portfolio composition well positioned
– Significant investments and enhancements in
credit risk management
– Strong relative credit performance in 2008
Credit Risk Overview

Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Unemployment Rate
Underemployment
3,500
4,500
5,500
6,500
7,500
8,500
Number of Persons Working Part-Time due to Economic Reasons
Stress in Labor Market
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
7.5%
Source Bureau of Labor Statistics
Source Bureau of Labor Statistics

Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08
Jul-08
Aug-08
Sep-08
Oct-08
Nov-08
Dec-08

Consumer Confidence Consumer Confidence Declining 0 20 40 60 80 100 Source Economy.com 25

YOY Growth in U.S. Bankruptcy
Filings (Sep-Nov 2007 vs. Sep-Nov 2008)
Bankruptcies
Source National Bankruptcy Research Center
•
Bankruptcies have
grown faster in
states with
housing- related
stress
YOY change 50%-100%
YOY change 25%-50%
YOY change 15%-25%
YOY change <15%
35% is the national average
YOY change >100%
FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
NY
PA
MI
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
WI
GA
MS
VT
NJ
DE
ME
RI
AK

DFS Portfolio Composition
> 5 Years
Source: Master Trust Receivables
Note(s): Data as of:
Discover: May-08, Citi: Mar-08, BofA: Mar–08, AMEX: Aug-08, Chase: Sep-08, Capital One: Mar-08

Geography
Tenure
79%
73%
60%
58%
46%
55%
Citi BofA AMEX Chase Capital
One
10%
13%
12%
15%
14%
17%
6%
6%
7%
8%
9%
16%
18%
19%
22%
26%
6%
22%
Chase Capital
One
Citi BofA AMEX
California Florida

Risk Management Initiatives

Underwriting
Models &
Criteria
Verification &
Judgmental
Underwriting
Management
of Contingent
Liability
Line
Management
Decision
Science
Capabilities
Initial Line
Assignment
Credit
Strategies

$5,850 $5,500 4Q07 4Q08 New Account Acquisition Through-the-Door Population Average Assigned Line Source: Internal Data 29 727 734 4Q07 4Q08 Average Booked FICO Source: Internal Data

Portfolio Line Management 4Q 2007 4Q 2008 -25% YOY Line Increase Dollars Line Decrease Dollars 4Q 2007 4Q 2008 +196% YOY 30 Source: Internal Data

$62
$83
Dec-07 Dec-08
0
1,000
2,000
3,000
4,000
5,000
6,000
2Q08 3Q08 4Q08 1Q09E
Portfolio
Management of Contingent Liability
Inactive Account Closures (000)
Inactive Contingent Liability (Bn)

Source:  Internal Data

Collections
Activities

Refined
Collection
Models
Payment
Program
Enrollment
Collections
Website
Expanding
email servicing
capability
Authorizations
Optimizing
Outbound IVR
Utilization
Collections
Strategies

Help
Help
customers
customers
regain
regain
control
control
and
and
identify
identify
options
options
that
that
work
work
for
for
them
them

Vision
Vision
To be the most rewarding
relationship consumers and
businesses have with a
financial services company
Mission
Mission
To help people spend smarter,
manage debt better and save
more so they achieve a brighter
financial future
Tools
Tools
2,300 in-house collection associates
Flexible payment solutions
Credit counseling
Sophisticated analytics
Diverse communication channels
Collections
Activities

Strong Relative Credit Performance
Source:  SEC Filings
Managed Net Charge-off Rate

Managed Net
Charge-off Rate – YOY %
Source:  SEC Filings
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
2003 2004 2005 2006 2007 2008
Industry
-60%
-40%
-20%
0%
20%
40%
60%
80%
2004 2005 2006 2007 2008
Industry

•
The external environment is challenging
•
Prior years’ actions have positioned DFS portfolio for
these challenges
•
We continue to be proactive and make investments in credit risk management and collections
•
We are focused on maintaining our strong relative
credit performance in 2009
Summary

Roger Hochschild President & Chief Operating Officer January 29, 2009 Business Segment Strategies

Manage conservatively in a challenging environment
• Superior credit performance vs. competitors
• Conservative loan growth
• Increase net interest margin and revenues
• Reduce expenses
• Focus on capital/liquidity/funding
Build for the future
• Embrace new Fed rules
• Grow direct-to-consumer deposit business
• Leverage Discover brand and leading Rewards program
• Increase acceptance to drive higher sales
• Grow and integrate Diners Club/PULSE/Discover networks
Performance Priorities

• Provide consumer reasonable time to make a payment (statements mailed
21 days before payment due date)
• Payments above minimum allocated to highest rate balance first or pro-rata among all balances
• Issuer may only increase APR for:
– New balances or accounts
– Accounts more than 30 days delinquent
– Variable rate accounts
• Two-cycle billing eliminated
• New disclosures on monthly statements, account agreements and advertising/solicitation materials
Summary of Federal Reserve Credit Card Rules
Effective July 1, 2010

Introduces new challenges for the industry
• Potential negative impact on net interest margin
• Significant systems/operational changes
However, Discover is embracing the new rules
• Aligns with our mission of brighter financial future and focus on prime lending
• Already in compliance with some of the new rules - finishing implementation of two-cycle billing changes in 2Q09
Potential for longer term benefits to the industry
• Reduce industry reliance on promotional rates and low new account pricing
• Reduction in balance transfer volume and churn
• May also lead to lower long-term loan losses
Impact of New Fed Rules

DISCOVER FINANCIAL SERVICES

DISCOVER CARD | DISCOVER BANK

Grow Direct-to-Consumer Deposits Business
• ~60% of direct-to-
consumer balances from
Cardmembers
• Discover Card debit active
population less than
1% penetrated
• Emphasis on building
awareness/marketing
–
Discover Card
Account Center
–
E-mail solicitations
–
Statement inserts
–
Targeted direct mail
Affinities / Partnerships
• Roughly 15% of
overall direct-to-
consumer balances
• CDs & CD IRAs
more than 90% of
accounts &
balances
• Largest affinity
relationship, AAA,
generated over
$600 million in
deposits
in 2008
Broad Market
• Represents about
25% of overall
direct-to-consumer
balances
• New public website,
online application
form, and CD IRA
product introduced
in 2008
• Average per-
customer deposits
comparable with
cross-sell portfolio

Direct-to-Consumer Deposits Portfolio
As of November 30, 2008
36%
31%
33%
• 6-month to 2-year CDs
• Average renewal-weighted life of 6.1 years
• Economics dependent on successful
renewal programs
Medium-term Time Deposits
• Primarily Money Market and
3-month CDs
• Average renewal-weighted
life of 2.9 years
• More rate sensitive
Liquid
• 30-month to
10-year CDs
• Average renewal-
weighted life of
10.4 years
• Consistently cost-
effective relative to
brokered
CD alternatives
• High demand in
IRAs and affinity/
partnership portfolios
Long-term Deposits

Priorities Growth in Deposits (Bn)
Direct-to-Consumer Priorities
• Create best-in-class
customer experience
• Expand product suite
• Grow time deposits to
improve maturity balance
• Increase Discover deposits
advertising/marketing
$4.8
$6.1
$3.8
$3.2
$3.0
$2.7
$2.5
$2.4
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08

43 Business Segment Presentations New executive roles: Harit Talwar: Executive Vice President, Card Programs & Chief Marketing Officer Diane Offereins: Executive Vice President, Payment Services

U.S. Card Harit Talwar Executive Vice President, Card Programs & Chief Marketing Officer January 29, 2009

U.S. Card – Mission/Strategy
To help people
spend smarter,
manage debt better
and save more
so they achieve a
brighter financial future
Marketing Strategy
• Continue to manage and grow
business conservatively in both
customer acquisition and
portfolio management
• Continue to invest in and leverage
core franchise strengths:
– Rewards leadership
– Loyal customer base
– Customer experience
– Merchant relationships
– Brand

• Fewer new accounts as we tighten credit universe and profitability scores
• Higher yielding accounts and reduced reliance on promotional pricing
• More engaged customers by leveraging the value of the Cashback Bonus
®
program
New Account Acquisition
Results (2008 vs. 2007)
• 3 Month Active Rate + 5%
• Year 1 Yield +81%

7.76%
8.55%
4Q07 4Q08
2007 2008
Portfolio Management
• Improving portfolio profitability
– Balance transfer volume,
duration and pricing
– Acquisition and portfolio offers
• Widening spend margin
– Higher customer activity
– Introducing premium products
– Optimizing rewards program
Net Interest Margin
(1)
Spend Margin
(2)
+10%
Note(s):
1. Managed basis
2. Merchant based revenue less network expenses and rewards costs

• 40% of the calendar 4th quarter decline due to lower gasoline prices
• Additional impact from the apparel and home improvement categories
Key Levers
• Appropriate credit line strategy
• Expanding acceptance
• Rewards leadership
Sales Volume Update
Calendar 4th quarter sales decline of 5% YOY, driven by a 7%
decline in December

Rewards Leadership
5% Cashback Bonus
®
Program
Sales & Enrollments
• Ongoing innovations to help
cardmembers earn more
rewards and receive higher
value redemptions
• Continue to drive simplicity,
control and engagement for
the cardmember
• Integrated in every
customer touch point
• Balance cost of program with
value to the customer
Merchant Partners
2005 2006 2007 2008
Sales Enrollments
CAGR = 42% Sales; 27% Enrollments

Rewards Leadership Recognized
Household Ownership of
Cash Rewards Cards
(1)
Satisfaction
Categories
Provides customers with
rewards that are
important to them
Makes it easy to earn
and redeem rewards
Allows customers to
accumulate more
rewards faster
Continually provides new
and different ways to
earn more rewards
Discover
Ranking
#1
#1
#1
#1
Source 2008 TNS Consumer Card Strategies Research Program
Source GfK Brand Communications, Brand Tracker, among General Population respondents familiar with the brand (Discover statistically higher at 95% conf.
index); TNS 2008 Consumer Card Strategies Research Program
Note(s):
1. Percentages add to >100% due to household use of multiple brands
44%
22%
16%
14%
7%
6%
Chase Citi AMEX BofA Capital
One

2005 2006 2007 2008
Customer Service is a Critical Differentiator
2008 J.D. Power Card
Satisfaction Index
(1)
High standards
• U.S. based; customer service reps
have average tenure of 5 years
• Rigorous performance standards
• Critical revenue and customer
engagement tool
Supports growth
• Fee product sales
• Cross-sell success
• High customer retention
Fee Product Sales
in Service Centers
+25%
Note(s):
1. Chart excludes National City and Washington Mutual due to mergers
783
751
719
716
710 709
692
667
AMEX Chase U.S.
Bank
Citi Wells
Fargo
BofA HSBC

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DISCOVER FINANCIAL SERVICES
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Online Experience Supports Brand Promise
• Innovative capabilities increase
customer engagement and
usage
– Spend Analyzer
– Paydown Planner
– Purchase Planner
– Rewards enrollments
and redemptions
Purchase Planner:
“[This was] very easy to understand. I
am planning a big purchase and
using the tool helped me figure out
how much I could spend.”
Paydown Planner:
“It is about time that a credit card
company provide a tool to help pay
down a credit card and not just use
more credit.”
Spend Analyzer:
“This [Spend Analyzer] is
very helpful to me and
will make me choose this
over another credit card.”

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Leveraging Merchant Relationships and
Acceptance to Drive Sales
Merchant-funded
offers to drive sales
Point-of-sale
marketing and
advertising promoting
acceptance
Promotional offers to
drive cardmember
activation and merchant
sales

Brand is Well Positioned
• The key brand drivers are:
– Rewards leadership
– Customer experience
– Online capabilities
– Merchant relationships
and acceptance
• The current environment
provides tremendous
opportunities to differentiate the
brand and deliver on the mission
• Tools are in place to
measure and improve brand/
advertising effectiveness
Unaided Brand Awareness
Source GfK Arbor, 3Q08 data
63%
60%
30%
26%
23%
17%
Amex Capital
One
Chase Citi BofA

Payment Services Diane Offereins Executive Vice President, Payment Services January 29, 2009

DISCOVER FINANCIAL SERVICES

DISCOVER NETWORK

Diners Club International

pulse

Overview
•
Global payments
network targeting
upscale customers,
frequent travelers and
corporate clients
•
$31Bn volume
•
49 licensees
•
185 countries/
territories
•
Fast growing
PIN debit and
ATM network
•
$106Bn volume
•
4500+ issuers
•
Domestic acceptance
network for Discover
proprietary cards and
third-party issuers
•
$102Bn volume
•
30+ issuers

Highlights Profit Before Tax (MM)
Payment Services – Profit Before Tax
• Launched third-party issuing
programs in 1Q05
• Acquired PULSE in January
2005
• Acquired Diners Club in
June 2008
$29
$37
$81
2006 2007 2008

Payment Services Priorities
Acceptance
• Complete migration to new merchant acquiring model
• Achieve interoperability of Discover and Diners Club networks
• Extend global cash access for Diners Club and Discover through PULSE
• Broaden Diners Club footprint
Drive Volume Growth
• Leverage network to grow Discover Card
• Expand existing issuer programs
• Increase issuer base
• Build non-traditional volume

Acceptance Model
Domestic
International
Global ATM
• Direct relationships with the largest merchants
• Third-party acquiring (sales, boarding and
support) for smaller merchants
• Leverage efforts of Diners Club licensees
• Network-to-network partnerships (CUP/JCB)
• New relationships with third party acquirers
• Partnerships and reciprocal agreements

DISCOVER
FINANCIAL SERVICES

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LOWE'S
Improving Home Improvement

Driving Discover Card Volume
Merchant Partnerships Functionality and Flexibility
• Cashback Bonus
®
Partner
program with 100+ merchants
• 5% Cashback Bonus
®
program
• Customized programs
with merchants
• Cash Over

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• Leverage existing relationships
• Expand issuer base
• Grow non-traditional volume
• Capture U.S. inbound volume
for partner networks (CUP/JCB)
Customized Marketing Programs
Discover Network Third-Party Volume
Third-Party Issuing Volume (Bn)
$6.4
$5.5
2007 2008
Priorities

Diners Club International
North
America
23%
LATAM
12%
EMEA
38%
Asia
Pacific
27%
• Execute on interoperability
• Reinvigorate brand
• Accelerate franchise
momentum
• Improve acceptance in
key markets
Volume by Region
(1)
Priorities
Note(s):
1. Includes all Diners Club branded volume

• Extend and expand key
relationships
• Superior value proposition
• Additional PIN debit relationships
based on exclusivity
• Enhance fee-based products
and services
• Provide global cash access for
Diners Club/Discover
• Invest in technology – maintain
“best in class”
PULSE
1.9
2.3
2.7
2006 2007 2008
Number of Transactions (Bn) Priorities

DISCOVER FINANCIAL SERVICES

DISCOVER NETWORK

pulse

Diners Club International

64 Summary • Well-established complementary networks • Innovative flexible solutions • Strong momentum • Great opportunity

David Nelms Chairman & Chief Executive Officer January 29, 2009 Financial Community Briefing

Closing Thoughts
Manage conservatively in a challenging environment
• Superior credit performance vs. competitors
• Conservative loan growth
• Increase net interest margin and revenues
• Reduce expenses
• Focus on capital/liquidity/funding
Build for the future
• Embrace new Fed rules
• Grow direct-to-consumer deposit business
• Leverage Discover brand and leading Rewards program
• Increase acceptance to drive higher sales
• Grow and integrate Diners Club/PULSE/Discover networks

Q&A